UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2022

Spring Valley Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39736	98-1588588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Ave., Suite 1675
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

(214) 308-5230

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SVSVU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	SV	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVSVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Explanatory Note

As previously disclosed, on December 13, 2021, Spring Valley Acquisition Corp., a Cayman Islands exempted company (“Spring Valley”), Spring Valley Merger Sub, LLC, an Oregon limited liability company (“Merger Sub”), and NuScale Power, LLC, an Oregon limited liability company (the “NuScale”), entered into an Agreement and Plan of Merger (as it may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”).

Additional Subscription Agreement

In connection with the execution of the Merger Agreement, on December 13, 2021, Spring Valley entered into separate subscription agreements (collectively, the “Initial Subscription Agreements”) with a number of investors (each, a “Subscriber” and collectively, the “Subscribers”), pursuant to which the Subscribers agreed to purchase, and Spring Valley agreed to sell to the Subscribers, an aggregate of 21,300,002 shares of Spring Valley Class A Common Stock, par value $0.0001 per share (“Spring Valley Class A Common Stock”), for an aggregate purchase price of $211,000,000, in a private placement (the “PIPE”). As previously reported in the Current Report on Form 8-K filed by Spring Valley on March 30, 2022, Spring Valley entered into an additional subscription agreement, dated March 29, 2022 (the “SailingStone Subscription Agreement”), with SailingStone Global Natural Resources Fund (“SailingStone”), pursuant to which SailingStone agreed to purchase 1,000,000 shares of Spring Valley Class A Common Stock for an aggregate purchase price of $10,000,000 (the “SailingStone PIPE Investment”).

On April 4, 2022, Spring Valley entered into a new subscription agreement (the “Additional Subscription Agreement”, collectively with the Initial Subscription Agreements and the SailingStone Subscription Agreement, the “Subscription Agreements”) with Nucor Corporation (“Nucor”), an “accredited investor” (as defined under the Securities Act of 1933, as amended (the “Securities Act”)), pursuant to which Nucor agreed to purchase 1,500,000 shares of Spring Valley Class A Common Stock for an aggregate purchase price of $15,000,000 (the “Additional PIPE Investment” and together with the Initial PIPE Investment and the SailingStone PIPE Investment, the “PIPE Investment”). The total anticipated proceeds from the PIPE Investment, after taking into account the Initial PIPE Investment, the SailingStone PIPE Investment and the Additional PIPE Investment, is $236,000,000.

The closing of the Additional Subscription Agreement is conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement (the “Proposed Transactions”).

The foregoing description of the Additional Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Additional Subscription Agreement, a form of which is included as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Spring Valley Class A Common Stock pursuant to the Additional Subscription Agreement is incorporated by reference into this Item 3.02. The Spring Valley Class A Common Stock to be issued in connection with the transactions contemplated by the Subscription Agreements will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On April 6, 2022, Spring Valley issued a press release announcing the Additional Subscription Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information and Where to Find It

In connection with the Proposed Transactions, Spring Valley has filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”), which includes a proxy statement/prospectus and certain other related documents, which will be distributed to holders of Spring Valley’s Class A ordinary shares in connection with Spring Valley’s solicitation of proxies for the vote by the Spring Valley Shareholders with respect to the Proposed Transactions and other matters as described in the proxy statement/prospectus. After the preliminary proxy statement/prospectus has been filed and cleared by the SEC, Spring Valley will mail a definitive proxy statement/prospectus to the Spring Valley shareholders. Spring Valley Shareholders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Spring Valley, NuScale and the Proposed Transactions. Spring Valley Shareholders and other interested parties may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Spring Valley through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Spring Valley Acquisition Corp., 2100 McKinney Ave, Suite 1675, Dallas, TX 75201 or (214) 308-5230.

Participants in the Solicitation

Spring Valley and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of Spring Valley is set forth in its registration statement on Form S-1 (Registration Number 333-249067), initially filed with the SEC on September 25, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy and other relevant materials to be filed with the SEC regarding the Proposed Transactions when they become available. Spring Valley Shareholders and other interested persons should read the Proxy carefully when it becomes available before making any voting decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Spring Valley’s ability to enter into definitive agreements or consummate a transaction with NuScale; Spring Valley’s ability to obtain the financing necessary consummate the Proposed Transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Spring Valley’s and NuScale’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Spring Valley and NuScale. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Spring Valley Shareholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating the Proposed Transaction or difficulty in, or costs associated with, integrating the businesses of Spring Valley and NuScale; the amount of redemption requests made by the Spring Valley Shareholders; the occurrence of events that may give rise to a right of one or both of Spring Valley and NuScale to terminate the Merger Agreement; risks related to the rollout of NuScale’s business and the timing of expected business milestones; the effects of competition on NuScale’s business; and those factors discussed in Spring Valley’s registration statement on Form S-1 (Registration Number 333-249067), initially filed with the SEC on September 25, 2020, under the heading “Risk Factors,” and other documents of Spring Valley filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spring Valley nor NuScale presently know or that Spring Valley and NuScale currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spring Valley’s and NuScale’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Spring Valley and NuScale anticipate that subsequent events and developments will cause their assessments to change. However, while Spring Valley and NuScale may elect to update these forward-looking statements at some point in the future, Spring Valley and NuScale specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s or NuScale’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
10.1	Form of Additional Subscription Agreement.

99.1	Press Release, dated April 6, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      April 6, 2022

SPRING VALLEY ACQUISITION CORP.

By:	/s/ Christopher Sorrells
Name:	Christopher Sorrells
Title:	Chief Executive Officer